SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2011

FEDFIRST FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Maryland	0-54124	80-0578993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

565 Donner Avenue, Monessen, Pennsylvania 15062
(Address of principal executive offices) (Zip Code)

(724) 684-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 28, 2011, the Company announced that the Company’s Board of Directors approved a new program to repurchase up to 150,000 shares of the Company’s outstanding common stock, which is approximately 5% of outstanding shares.  Purchases will be conducted solely through a Rule 10b5-1 repurchase plan.  For more information, reference is made to the Company’s press release dated September 28, 2011, a copy of which is attached to this Report as Exhibit 99.1 and is filed herewith.

Item 9.01    Financial Statements and Exhibits

(d)           Exhibits

Number	Description

99.1	Press Release dated September 28, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDFIRST FINANCIAL CORPORATION

Date: September 28, 2011	By:	/s/Patrick G. O’Brien
	Name:	Patrick G. O’Brien
	Title:	President and Chief Executive Officer